SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2004

RENOVIS, INC.

(Exact Name of registrant as specified in its charter)

Delaware	000-50564	94-3353740
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Corporate Drive

San Francisco, California 94080

(Address of Principal Executive Offices)

(650) 266-1400

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1	Registrant’s Press Release dated March 30, 2004.

Item 12. Results of Operations and Financial Condition.

On March 30, 2004, the Registrant publicly disseminated a press release announcing a correction to its previously reported net loss per share amounts for the year ended December 31, 2003, and a restatement of its certain net loss per share amounts for each of the years ended 2002 and 2001, respectively.

The foregoing description is qualified in its entirety by reference to the Registrant’s Press Release dated March 30, 2004, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 12 of this Current Report on Form 8-K, including the related information contained in the exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2004	RENOVIS, INC.

	By:	/s/ COREY S. GOODMAN
	Name:	Corey S. Goodman
	Title:	Chief Executive Officer and President

INDEX TO EXHIBITS FILED WITH

THE CURRENT REPORT ON FORM 8-K DATED MARCH 30, 2004

Exhibit	Description
99.1	Registrant’s Press Release dated March 30, 2004